Exhibit 10.10

VOUGHT
Aircraft Industries, Inc.

SELLER:

LMI AEROSPACE INC
P.O. BOX 900
ST. CHARLES MO  63302 0900
DATE 1/21/008	PURCHASE ORDER NO. 117-801538AZ

PURCHASE ORDER
SHIP TO 9314 W JEFFERSON BL DALLAS, TX 75211	SHIP VIA SEE TRAFFIC ROUTING GUIDE AT WWW.VOUGHTAIRCRAFT.COM/SUPPLIERS/			F.O.B. SELLER PLANT		INSPECTION SEE EACH ITEM		A/C M002
TERMS NET 30 DAYS	PRIORITY RATING DO-A1	THIS PURCHASE ORDER CONFIRMS NONE	RETURN ACCEPTANCE COPY TO BUYER’S ADDRESS, ATTN: REQUIRED DEPT. 86600 ZONE 7PO			NOTE SEE REMARKS	SELLER NO. 53420	BUS 8	PO TYP B3	S/C 9X	BUYER CODE KAKE
ITEM	PART NO. DESCRIPTION		DC	QUANTITY	UM	SHIP. SCHED.	UNIT PRICE		ITEM TOTAL

CLAUSE G504: THIS ORDER IS ISSUED BY:

VOUGHT AIRCRAFT INDUSTRIES, INC.
POST OFFICE BOX 655907
DALLAS, TX 75265-5907

CLAUSE K301: REMITTANCE INSTRUCTIONS: SELLER'S INVOICE(S) MUST INCLUDE: COMPLETE PURCHASE ORDER NUMBER (INCLUDING SUFFIX), PURCHASE ORDER ITEM NUMBER(S), PART NUMBER(S), PART SERIAL NUMBER(S) (IF SERIALIZED), UNIT OF MEASURE, AND UNIT PRICE. MAIL ORIGINAL INVOICE TO:

VOUGHT AIRCRAFT INDUSTRIES, INC.
ATTN: A/P, M/S 220-12
P 0 BOX 655907
DALLAS TX 75265-5907

CLAUSE G356: F.O.B. ORIGIN. SELLER MUST SHIP STRICTLY IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THE VOUGHT STANDARD ROUTING GUIDE. THE VOUGHT STANDARD ROUTING GUIDE MAY BE FOUND AT BUYER'S INTERNET SITE: HTTP://WWW.VOUGHTAIRCRAFT.COM/SUPPLIERS/ (NOTE: THE WEBSITE MUST BE ENTERED USING LOWER CASE CHARACTERS.) FAILURE TO COMPLY WITH SHIPPING INSTRUCTIONS AS SET FORTH IN THE ROUTING GUIDE MAY RESULT IN REJECTION OF INVOICE, DELAYS IN PAYMENT OF SHIPPING CHARGES, AND/OR DISALLOWANCE OF SHIPPING CHARGES IN EXCESS OF THOSE BUYER WOULD HAVE INCURRED HAD SELLER COMPLIED WITH SHIPPING INSTRUCTIONS.

CLAUSE G420: THIS LONG TERM AGREEMENT/PRICING AGREEMENT ("AGREEMENT") IS ISSUED TO DOCUMENT PRICING AND TERMS AND CONDITIONS APPLICABLE TO THE LONG TERM AGREEMENT BETWEEN BUYER AND SELLER. DO NOT SHIP OR INVOICE AGAINST THIS DOCUMENT. AUTHORIZATION TO MAKE PURCHASE ORDER ("PO" OR "ORDER") DELIVERIES WILL BE PROVIDED BY SEPARATE ORDERS USING BUYER'S STANDARD PO FORM, AS NEEDED, WHICH SHALL REFERENCE THIS AGREEMENT. THE TERMS AND CONDITIONS OF ORDERS ISSUED PURSUANT TO THIS AGREEMENT SHALL BE BINDING, EXCEPT AS THEY MAY CONFLICTWITH PROVISIONS OF THIS AGREEMENT, IN WHICH EVENT THE TERMS AND CONDITIONS OF THIS AGREEMENT SHALL PREVAIL UNLESS OTHERWISE SPECIFICALLY NOTED ON THE ORDER.

ADDITIONAL PROVISIONS
1.     OFFER AND ACCEPTANCE. THIS ORDER IS BUYER’S OFFER TO SELLER AND ACCEPTANCE BY SELLER IS EXPRESSLY LIMITED TO ITS TERMS AND ANY CHANGES OR ADDITIONAL PROVISIONS OF SELLER ARE HEREBY OBJECTED TO AND ARE NOT BINDING UNLESS ACCEPTED IN WRITING BY BUYER.  SELLER’S BEGINNING PERFORMANCE, SHIPPING ANY GOODS, OR RETURNING THE SIGNED ACCEPTANCE COPY SHALL CONSTITUTE ACCEPTANCE OF THIS ORDER
2.    ROUTING INSTRUCTIONS MUST BE STRICTLY FOLLOWED IN ACCORDANCE WITH PACKING AND SHIPPING INSTRUCTIONS REFERENCED IN THE ORDER.
3.     INVOICES ARE SUBJECT TO THE PROVISIONS OF THIS ORDER.
4.     IF A PRIORITY RATING IS SET FORTH ABOVE, SELLER MUST COMPLY WITH 15 CFR PART 700.
Vought Aircraft Industries, Inc. By:_________________________ L.D. SMITH LDS COMPUTER GENERATED SIGNATURE
SELLER COPY
FORM 37-3

VOUGHT
Aircraft Industries, Inc.

SELLER:

LMI AEROSPACE INC
P.O. BOX 900
ST. CHARLES MO  63302 0900
DATE 1/21/008	PURCHASE ORDER NO. 117-801538AZ

PURCHASE ORDER
SHIP TO	SHIP VIA			F.O.B.		INSPECTION		A/C
TERMS	PRIORITY RATING	THIS PURCHASE ORDER CONFIRMS	RETURN ACCEPTANCE COPY TO BUYER’S ADDRESS, ATTN: DEPT. ZONE			NOTE	SELLER NO.	BUS	PO TYP	S/C	BUYER CODE
ITEM	PART NO. DESCRIPTION		DC	QUANTITY	UM	SHIP. SCHED.	UNIT PRICE		ITEM TOTAL

IN CONSIDERATION OF THE MUTUAL COVENANTS SET FORTH HEREIN, BUYER AND SELLER AGREE AS FOLLOWS: SELLER AGREES TO SELL TO BUYER THE PRODUCTS AT THE PRICES IDENTIFIED BELOW. SELLER AGREES THE PRICES LISTED HEREIN SHALL REMAIN FIRM FORDELIVERIES FROM THE DATE OF THIS AGREEMENT THROUGH 12/31/2012. THE ESTIMATED TOTAL VALUE OF THIS AGREEMENT IS $51,886,186.00. THE VALUE IS BASED UPON BUYER'S ESTIMATE AS TO THE AMOUNT OF EACH PRODUCT BUYER WILL REQUIRE FROM SELLER: IN NO EVENT, HOWEVER, SHALL BUYER BE OBLIGATED TO PURCHASE ANY SPECIFIC QUANTITY OF ANY PRODUCT FROM SELLER UNTIL SUCH TIME AS AN ORDER IS ISSUED TO SELLER. BUYER'S PURCHASES HEREUNDER SHALL NOT BE LESS THAN THE TOTAL SUM OF $1,971,555.00 DURING THE TERM OF THIS AGREEMENT.
BUYER WILL ALLOW SELLER THE LEAD TIMES ("LT") SPECIFIED IN THE COLUMNS LABELED LT1 BELOW FOR DELIVERY OF THE FIRST ARTICLE AFTER RECEIPT OF ORDER AND/OR MATERIAL ("ARO/ARM") AND LT2 BELOW FOR SUBSEQUENT DELIVERIES ARO/ARM. IF ANY ORDER ISSUED PURSUANT TO THIS AGREEMENT CALLS FOR DELIVERIES BEYOND THE LAST DAY OF THIS AGREEMENT AS STATED ABOVE, THE PROVISIONS OF THIS AGREEMENT SHALL REMAIN VALID AND FULLY APPLICABLE TO SUCH ORDER UNTIL FINAL DELIVERY THEREUNDER; HOWEVER DELIVERIES BEYOND THE DATE MUST BE SCHEDULED WITHIN 90 DAYS OF THE LAST DAY OF THIS AGREEMENT.
NOTICES OR COMMUNICATIONS GIVEN OR REQUIRED UNDER THIS AGREEMENT AND ORDERS WILL BE IN WRITING AND RECEIVED AT THE FOLLOWING ADDRESSES:
BUYER AT THE ADDRESS ABOVE, ATTN: RHONDA HAILEY
SELLER AT THE ADDRESS ABOVE, ATTN:                                                                                     DAVE WRIGHT
IN THE LISTING BELOW, "U/M" MEANS UNIT OF MEASURE; "UP" MEANS UNIT PRICE; "LT1" MEANS THE LEAD TIME, IN WEEKS, BUYER WILL ALLOW AFTER RECEIPT OF ORDER AND/OR MATERIAL ("ARO/ARM") FOR DELIVERY OF THE FIRST ARTICLE; "LT2" MEANS THE LEAD TIME, IN WEEKS, BUYER WILL ALLOW FOR SUBSEQUENT DELIVERIES; AND "N/RP" MEANS NONRECURRING PRICE.

PART NUMBER	LT1	LT2	U/P	EST LTA QTY
*	*	*	$*	*

ADDITIONAL PROVISIONS
1.     OFFER AND ACCEPTANCE. THIS ORDER IS BUYER’S OFFER TO SELLER AND ACCEPTANCE BY SELLER IS EXPRESSLY LIMITED TO ITS TERMS AND ANY CHANGES OR ADDITIONAL PROVISIONS OF SELLER ARE HEREBY OBJECTED TO AND ARE NOT BINDING UNLESS ACCEPTED IN WRITING BY BUYER.  SELLER’S BEGINNING PERFORMANCE, SHIPPING ANY GOODS, OR RETURNING THE SIGNED ACCEPTANCE COPY SHALL CONSTITUTE ACCEPTANCE OF THIS ORDER
2.    ROUTING INSTRUCTIONS MUST BE STRICTLY FOLLOWED IN ACCORDANCE WITH PACKING AND SHIPPING INSTRUCTIONS REFERENCED IN THE ORDER.
3.     INVOICES ARE SUBJECT TO THE PROVISIONS OF THIS ORDER.
4.     IF A PRIORITY RATING IS SET FORTH ABOVE, SELLER MUST COMPLY WITH 15 CFR PART 700.
Vought Aircraft Industries, Inc. By:_________________________ L.D. SMITH LDS COMPUTER GENERATED SIGNATURE
SELLER COPY
FORM 37-3

* The text noted by asterisks has been redacted in connection with a request to the Securities and Exchange Commission for confidential treatment of such text pursuant to Rule 24b-2.  A copy of this Agreement including the redacted information has been submitted to the Securities and Exchange Commission as part of such request.

VOUGHT
Aircraft Industries, Inc.

SELLER:

LMI AEROSPACE INC
P.O. BOX 900
ST. CHARLES MO  63302 0900
DATE 1/21/008	PURCHASE ORDER NO. 117-801538AZ

PURCHASE ORDER
SHIP TO	SHIP VIA			F.O.B.		INSPECTION		A/C
TERMS	PRIORITY RATING	THIS PURCHASE ORDER CONFIRMS	RETURN ACCEPTANCE COPY TO BUYER’S ADDRESS, ATTN: DEPT. ZONE			NOTE	SELLER NO.	BUS	PO TYP	S/C	BUYER CODE
ITEM	PART NO. DESCRIPTION		DC	QUANTITY	UM	SHIP. SCHED.	UNIT PRICE		ITEM TOTAL

*	*	*	$*	*

ADDITIONAL PROVISIONS
1.     OFFER AND ACCEPTANCE. THIS ORDER IS BUYER’S OFFER TO SELLER AND ACCEPTANCE BY SELLER IS EXPRESSLY LIMITED TO ITS TERMS AND ANY CHANGES OR ADDITIONAL PROVISIONS OF SELLER ARE HEREBY OBJECTED TO AND ARE NOT BINDING UNLESS ACCEPTED IN WRITING BY BUYER.  SELLER’S BEGINNING PERFORMANCE, SHIPPING ANY GOODS, OR RETURNING THE SIGNED ACCEPTANCE COPY SHALL CONSTITUTE ACCEPTANCE OF THIS ORDER
2.    ROUTING INSTRUCTIONS MUST BE STRICTLY FOLLOWED IN ACCORDANCE WITH PACKING AND SHIPPING INSTRUCTIONS REFERENCED IN THE ORDER.
3.    INVOICES ARE SUBJECT TO THE PROVISIONS OF THIS ORDER.
4.    IF A PRIORITY RATING IS SET FORTH ABOVE, SELLER MUST COMPLY WITH 15 CFR PART 700.
Vought Aircraft Industries, Inc. By:_________________________ L.D. SMITH LDS COMPUTER GENERATED SIGNATURE
SELLER COPY
FORM 37-3

* The text noted by asterisks has been redacted in connection with a request to the Securities and Exchange Commission for confidential treatment of such text pursuant to Rule 24b-2.  A copy of this Agreement including the redacted information has been submitted to the Securities and Exchange Commission as part of such request.

VOUGHT
Aircraft Industries, Inc.

SELLER:

LMI AEROSPACE INC
P.O. BOX 900
ST. CHARLES MO  63302 0900
DATE 1/21/008	PURCHASE ORDER NO. 117-801538AZ

PURCHASE ORDER
SHIP TO	SHIP VIA			F.O.B.		INSPECTION		A/C
TERMS	PRIORITY RATING	THIS PURCHASE ORDER CONFIRMS	RETURN ACCEPTANCE COPY TO BUYER’S ADDRESS, ATTN: DEPT. ZONE			NOTE	SELLER NO.	BUS	PO TYP	S/C	BUYER CODE
ITEM	PART NO. DESCRIPTION		DC	QUANTITY	UM	SHIP. SCHED.	UNIT PRICE		ITEM TOTAL

*	*	*	$*	*

ADDITIONAL PROVISIONS
1.     OFFER AND ACCEPTANCE. THIS ORDER IS BUYER’S OFFER TO SELLER AND ACCEPTANCE BY SELLER IS EXPRESSLY LIMITED TO ITS TERMS AND ANY CHANGES OR ADDITIONAL PROVISIONS OF SELLER ARE HEREBY OBJECTED TO AND ARE NOT BINDING UNLESS ACCEPTED IN WRITING BY BUYER.  SELLER’S BEGINNING PERFORMANCE, SHIPPING ANY GOODS, OR RETURNING THE SIGNED ACCEPTANCE COPY SHALL CONSTITUTE ACCEPTANCE OF THIS ORDER
2.    ROUTING INSTRUCTIONS MUST BE STRICTLY FOLLOWED IN ACCORDANCE WITH PACKING AND SHIPPING INSTRUCTIONS REFERENCED IN THE ORDER.
3.     INVOICES ARE SUBJECT TO THE PROVISIONS OF THIS ORDER.
4.     IF A PRIORITY RATING IS SET FORTH ABOVE, SELLER MUST COMPLY WITH 15 CFR PART 700.
Vought Aircraft Industries, Inc. By:_________________________ L.D. SMITH LDS COMPUTER GENERATED SIGNATURE
SELLER COPY
FORM 37-3

* The text noted by asterisks has been redacted in connection with a request to the Securities and Exchange Commission for confidential treatment of such text pursuant to Rule 24b-2.  A copy of this Agreement including the redacted information has been submitted to the Securities and Exchange Commission as part of such request.

VOUGHT
Aircraft Industries, Inc.

SELLER:

LMI AEROSPACE INC
P.O. BOX 900
ST. CHARLES MO  63302 0900
DATE 1/21/008	PURCHASE ORDER NO. 117-801538AZ

PURCHASE ORDER
SHIP TO	SHIP VIA			F.O.B.		INSPECTION		A/C
TERMS	PRIORITY RATING	THIS PURCHASE ORDER CONFIRMS	RETURN ACCEPTANCE COPY TO BUYER’S ADDRESS, ATTN: DEPT. ZONE			NOTE	SELLER NO.	BUS	PO TYP	S/C	BUYER CODE
ITEM	PART NO. DESCRIPTION		DC	QUANTITY	UM	SHIP. SCHED.	UNIT PRICE		ITEM TOTAL

*	*	*	$*	*

ADDITIONAL PROVISIONS
1.     OFFER AND ACCEPTANCE. THIS ORDER IS BUYER’S OFFER TO SELLER AND ACCEPTANCE BY SELLER IS EXPRESSLY LIMITED TO ITS TERMS AND ANY CHANGES OR ADDITIONAL PROVISIONS OF SELLER ARE HEREBY OBJECTED TO AND ARE NOT BINDING UNLESS ACCEPTED IN WRITING BY BUYER.  SELLER’S BEGINNING PERFORMANCE, SHIPPING ANY GOODS, OR RETURNING THE SIGNED ACCEPTANCE COPY SHALL CONSTITUTE ACCEPTANCE OF THIS ORDER
2.    ROUTING INSTRUCTIONS MUST BE STRICTLY FOLLOWED IN ACCORDANCE WITH PACKING AND SHIPPING INSTRUCTIONS REFERENCED IN THE ORDER.
3.    INVOICES ARE SUBJECT TO THE PROVISIONS OF THIS ORDER.
4.    IF A PRIORITY RATING IS SET FORTH ABOVE, SELLER MUST COMPLY WITH 15 CFR PART 700.
Vought Aircraft Industries, Inc. By:_________________________ L.D. SMITH LDS COMPUTER GENERATED SIGNATURE
SELLER COPY
FORM 37-3

* The text noted by asterisks has been redacted in connection with a request to the Securities and Exchange Commission for confidential treatment of such text pursuant to Rule 24b-2.  A copy of this Agreement including the redacted information has been submitted to the Securities and Exchange Commission as part of such request.

VOUGHT
Aircraft Industries, Inc.

SELLER:

LMI AEROSPACE INC
P.O. BOX 900
ST. CHARLES MO  63302 0900
DATE 1/21/008	PURCHASE ORDER NO. 117-801538AZ

PURCHASE ORDER
SHIP TO	SHIP VIA			F.O.B.		INSPECTION		A/C
TERMS	PRIORITY RATING	THIS PURCHASE ORDER CONFIRMS	RETURN ACCEPTANCE COPY TO BUYER’S ADDRESS, ATTN: DEPT. ZONE			NOTE	SELLER NO.	BUS	PO TYP	S/C	BUYER CODE
ITEM	PART NO. DESCRIPTION		DC	QUANTITY	UM	SHIP. SCHED.	UNIT PRICE		ITEM TOTAL

*	*	*	$*	*

NO NON-RECURRING CHARES FOR THIS LTA

CLAUSE 1871.004: QUALITY REQUIREMENTS INVOKED BY THIS PROCUREMENT ARE LOCATED WITHIN BUYER'S SUPPLIER QUALITY ASSURANCE REQUIREMENTS (SQAR) MANUAL POSTED ON THE BUYER'S WEB SITE AT WWW.VOUGHT.COM/SUPPLIERS/ (NOTE: THE WEB SITE MUST BE ENTERED USING LOWER CASE CHARACTERS). WHEN A NEW REVISION OF SQAR IS POSTED TO BUYER'S WEB SITE, SELLER SHALL HAVE 60 CALENDAR DAYS FROM THE DATE THE REVISION IS POSTED ON THE WEB SITE TO COMPLY WITH THE REQUIREMENTS CONTAINED WITHIN THE LATEST REVISION OF THE SQAR.

CLAUSE T602: THIS PURCHASE ORDER ("ORDER") IS ISSUED SUBJECT TO BUYER'S STANDARD NOTES IDENTIFIED IN THE ORDER WHICH ARE INCORPORATED HEREIN BY REFERENCE. THE FULL TEXT OF APPLICABLE STANDARD NOTES MAY BE FOUND AT BUYER'S INTERNET SITE: HTTP://WWW.VOUGHTAIRCRAFT.COM/SUPPLIERS/ (NOTE: THE WEB SITE MUST BE ENTERED USING LOWER CASE CHARACTERS).

THE COMPOSITION OF STANDARD NOTE NUMBERS IS AS FOLLOWS:

T602.002

SUBJECT – ONE ALPHA CHARACTER ---------

ADDITIONAL PROVISIONS
1.     OFFER AND ACCEPTANCE. THIS ORDER IS BUYER’S OFFER TO SELLER AND ACCEPTANCE BY SELLER IS EXPRESSLY LIMITED TO ITS TERMS AND ANY CHANGES OR ADDITIONAL PROVISIONS OF SELLER ARE HEREBY OBJECTED TO AND ARE NOT BINDING UNLESS ACCEPTED IN WRITING BY BUYER.  SELLER’S BEGINNING PERFORMANCE, SHIPPING ANY GOODS, OR RETURNING THE SIGNED ACCEPTANCE COPY SHALL CONSTITUTE ACCEPTANCE OF THIS ORDER
2.    ROUTING INSTRUCTIONS MUST BE STRICTLY FOLLOWED IN ACCORDANCE WITH PACKING AND SHIPPING INSTRUCTIONS REFERENCED IN THE ORDER.
3.     INVOICES ARE SUBJECT TO THE PROVISIONS OF THIS ORDER.
4.     IF A PRIORITY RATING IS SET FORTH ABOVE, SELLER MUST COMPLY WITH 15 CFR PART 700.
Vought Aircraft Industries, Inc. By:_________________________ L.D. SMITH LDS COMPUTER GENERATED SIGNATURE
SELLER COPY
FORM 37-3

* The text noted by asterisks has been redacted in connection with a request to the Securities and Exchange Commission for confidential treatment of such text pursuant to Rule 24b-2.  A copy of this Agreement including the redacted information has been submitted to the Securities and Exchange Commission as part of such request.

VOUGHT
Aircraft Industries, Inc.

SELLER:

LMI AEROSPACE INC
P.O. BOX 900
ST. CHARLES MO  63302 0900
DATE 1/21/008	PURCHASE ORDER NO. 117-801538AZ

PURCHASE ORDER
SHIP TO	SHIP VIA			F.O.B.		INSPECTION		A/C
TERMS	PRIORITY RATING	THIS PURCHASE ORDER CONFIRMS	RETURN ACCEPTANCE COPY TO BUYER’S ADDRESS, ATTN: DEPT. ZONE			NOTE	SELLER NO.	BUS	PO TYP	S/C	BUYER CODE
ITEM	PART NO. DESCRIPTION		DC	QUANTITY	UM	SHIP. SCHED.	UNIT PRICE		ITEM TOTAL

BASIC NUMBER – THREE DIGITS ---------
REVISION NUMBER – THREE DIGITS ---------
(THE REVISION NUMBER INDICATES THE STANDARD NOTE REVISION APPLICABLE TO THIS ORDER.)

THE INTERNET SITE LISTS STANDARD NOTES BASED ON THE SUBJECT (ALPHA CHARACTER). QUESTIONS CONCERNING ACCESS TO STANDARD NOTES AND OTHER TERMS AND CONDITIONS APPLICABLE TO THIS ORDER SHOULD BE IMMEDIATELY REFERRED TO THE BUYER.

001 NON-MATERIAL CODED ITEM                                                                           5                      1           LT                                .0100
SEE XREF PN                                                                    01
009999999999
        0%                      PLUS                      TOLERANCE
RESALE OR EXEMPT                                                                            0%                      MINUS
              INSPECTION CODES:  7K                            PREFERD PERFM
        SHIPPING SCHEDULE
            1           LT           09-05-08

1500 1321 M685747                                                                                                PROJECT 1D = SK
SHIP TO DALLAS, TX
PRIORITY RATING: DO-A1
ITEM NOTE NUMBERS:

063013
APPLICABLE CONTRACT NUMBERS:
NONCONTRACT CHARGE

STANDARD NOTES FOLLOW:
PRICING REFLECTS THE AGREED TO ASSEMBLY SPECIFIC UNIT PRICES BASED ON A MONTHLY BUILD RATE OF (7) SHIPSETS PER MONTH (REPRESENTING THE COMBINED TOTAL OF ALL 3 CABIN MODELS), BEGINNING IN 2009 AND RUNNING THROUGH 2012. IN THE EVENT THAT THE MONTHLY BUILD RATE OVER A GIVEN CALENDAR YEAR INCREASES TO *                    .

ADDITIONAL PROVISIONS
1.     OFFER AND ACCEPTANCE. THIS ORDER IS BUYER’S OFFER TO SELLER AND ACCEPTANCE BY SELLER IS EXPRESSLY LIMITED TO ITS TERMS AND ANY CHANGES OR ADDITIONAL PROVISIONS OF SELLER ARE HEREBY OBJECTED TO AND ARE NOT BINDING UNLESS ACCEPTED IN WRITING BY BUYER.  SELLER’S BEGINNING PERFORMANCE, SHIPPING ANY GOODS, OR RETURNING THE SIGNED ACCEPTANCE COPY SHALL CONSTITUTE ACCEPTANCE OF THIS ORDER
2.    ROUTING INSTRUCTIONS MUST BE STRICTLY FOLLOWED IN ACCORDANCE WITH PACKING AND SHIPPING INSTRUCTIONS REFERENCED IN THE ORDER.
3.     INVOICES ARE SUBJECT TO THE PROVISIONS OF THIS ORDER.
4.     IF A PRIORITY RATING IS SET FORTH ABOVE, SELLER MUST COMPLY WITH 15 CFR PART 700.
Vought Aircraft Industries, Inc. By:_________________________ L.D. SMITH LDS COMPUTER GENERATED SIGNATURE
SELLER COPY
FORM 37-3

* The text noted by asterisks has been redacted in connection with a request to the Securities and Exchange Commission for confidential treatment of such text pursuant to Rule 24b-2.  A copy of this Agreement including the redacted information has been submitted to the Securities and Exchange Commission as part of such request.

VOUGHT
Aircraft Industries, Inc.

SELLER:

LMI AEROSPACE INC
P.O. BOX 900
ST. CHARLES MO  63302 0900
DATE 1/21/008	PURCHASE ORDER NO. 117-801538AZ

PURCHASE ORDER
SHIP TO	SHIP VIA			F.O.B.		INSPECTION		A/C
TERMS	PRIORITY RATING	THIS PURCHASE ORDER CONFIRMS	RETURN ACCEPTANCE COPY TO BUYER’S ADDRESS, ATTN: DEPT. ZONE			NOTE	SELLER NO.	BUS	PO TYP	S/C	BUYER CODE
ITEM	PART NO. DESCRIPTION		DC	QUANTITY	UM	SHIP. SCHED.	UNIT PRICE		ITEM TOTAL

CLAUSE T521: THE FOLLOWING TERMS AND CONDITIONS APPLY HERETO:

(1)	TERMS T-1 (01-07), ENTITLED "PURCHASE ORDER TERMS AND CONDITIONS GOVERNMENT FIXED PRICE - SUPPLY;"
(2)	PROGRAM ADDENDUM 229 (04-08), ENTITLED `"ADDITIONAL GENERAL CONDITIONS - GOVERNMENT - FIXED - PRICED SUPPLY FOR H-60 AND S-70 HELICOPTER PROGRAMS;" AND
(3)	TERMS T-13 (04-05), ENTITLED "PURCHASE ORDER TERMS AND CONDITIONS (PACKAGING, PACKING, MARKING AND BAR CODING)."

CLAUSE T444: NOTICE: BY ACCEPTING THIS ORDER, SELLER CERTIFIES THAT ALL REPRESENTATIONS AND CERTIFICATIONS, APPLICABLE TO THIS ORDER, INCLUDED IN THE "SUBCONTRACTOR ANNUAL COMPLIANCE CERTIFICATION" AND THE "SUPPLIER CAPABILITY QUESTIONNAIRE" REMAIN VALID. IF SELLER'S STATUS UNDER ANY OF THE APPLICABLE REPRESENTATIONS AND CERTIFICATIONS HAS CHANGED, SELLER MUST COMPLETE AND SUBMIT TO BUYER A NEW "SUBCONTRACTOR ANNUAL COMPLIANCE CERTIFICATION" OR "SUPPLIER CAPABILITY QUESTIONNAIRE" PRIOR TO TAKING ANY ACTION INDICATING ACCEPTANCE AS STATED ON THE FACE OF THE ORDER.

G392.002

G358.001

G240.008

G396.000

CLAUSE G422: NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, INCLUDING, BUT NOT LIMITED TO, THE TERMINATION FOR CONVENIENCE AND CHANGES CLAUSES, SELLER AGREES THAT BUYER SHALL NOT BE LIABLE FOR COSTS INCURRED FOR: (1) PROCUREMENT OF MATERIALS IN ADVANCE OF STANDARD INDUSTRY LEAD TIMES IN EFFECT AT THE TIME OF MATERIAL PROCUREMENT; AND (2) PLACING ANY PRODUCT IN PRODUCTION IN ADVANCE OF SELLER'S STANDARD LEAD TIME FOR THE PRODUCT.

T248.001 (09-19-2008)

CLAUSE G743:                                FOR EACH SELLER NONCONFORMANCE REPORT SUBMITTED TO BUYER'S

ADDITIONAL PROVISIONS
1.     OFFER AND ACCEPTANCE. THIS ORDER IS BUYER’S OFFER TO SELLER AND ACCEPTANCE BY SELLER IS EXPRESSLY LIMITED TO ITS TERMS AND ANY CHANGES OR ADDITIONAL PROVISIONS OF SELLER ARE HEREBY OBJECTED TO AND ARE NOT BINDING UNLESS ACCEPTED IN WRITING BY BUYER.  SELLER’S BEGINNING PERFORMANCE, SHIPPING ANY GOODS, OR RETURNING THE SIGNED ACCEPTANCE COPY SHALL CONSTITUTE ACCEPTANCE OF THIS ORDER
2.    ROUTING INSTRUCTIONS MUST BE STRICTLY FOLLOWED IN ACCORDANCE WITH PACKING AND SHIPPING INSTRUCTIONS REFERENCED IN THE ORDER.
3.     INVOICES ARE SUBJECT TO THE PROVISIONS OF THIS ORDER.
4.     IF A PRIORITY RATING IS SET FORTH ABOVE, SELLER MUST COMPLY WITH 15 CFR PART 700.
Vought Aircraft Industries, Inc. By:_________________________ L.D. SMITH LDS COMPUTER GENERATED SIGNATURE
SELLER COPY
FORM 37-3

VOUGHT
Aircraft Industries, Inc.

SELLER:

LMI AEROSPACE INC
P.O. BOX 900
ST. CHARLES MO  63302 0900
DATE 1/21/008	PURCHASE ORDER NO. 117-801538AZ

PURCHASE ORDER
SHIP TO	SHIP VIA			F.O.B.		INSPECTION		A/C
TERMS	PRIORITY RATING	THIS PURCHASE ORDER CONFIRMS	RETURN ACCEPTANCE COPY TO BUYER’S ADDRESS, ATTN: DEPT. ZONE			NOTE	SELLER NO.	BUS	PO TYP	S/C	BUYER CODE
ITEM	PART NO. DESCRIPTION		DC	QUANTITY	UM	SHIP. SCHED.	UNIT PRICE		ITEM TOTAL

MATERIALS REVIEW BOARD ("MRB") FOR DISPOSITION, BUYER SHALL BE ENTITLED TO DEBIT SELLER'S ACCOUNT BY AN AMOUNT OF $*                    , EFFECTIVE IMMEDIATELY.

R101.000

CLAUSE G735: ALL CARTONS MUST BE MARKED ON OUTSIDE WITH BUYER'S PURCHASE ORDER NUMBER, PART NUMBER, QUANTITY AND NUMBER OF CARTONS IN SHIPMENT.

G261.000

CLAUSE V174: FOR RESALE OR TAX EXEMPT USE. DO NOT BILL STATE OR LOCAL SALES OR USE TAX FOR DELIVERY OR PERFORMANCE IN CALIFORNIA, FLORIDA, GEORGIA, SOUTH CAROLINA, TENNESSEE, OR TEXAS BECAUSE BUYER MAINTAINS A CURRENT REGISTRATION NUMBER WITH THESE STATES. IF A CURRENT RESALE OR EXEMPTION CERTIFICATE IS NEEDED, SEND REQUEST TO BUYER'S PROCUREMENT REPRESENTATIVE.

G248.000

CLAUSE F112: UNLESS OTHERWISE SPECIFIED ON THE ORDER, MAKE PER LATEST VOUGHT SUPPLIER PLANNING, ENGINEERING DATA AND SPECIFICATIONS RECEIVED FROM BUYER. IN THE EVENT A LATER REVISION WOULD INVOLVE AN INCREASE IN COST, BUYER'S WRITTEN APPROVAL MUST BE OBTAINED. WHEN MASTER DIMENSION DATA ("MDD") OR OTHER DIGITAL DATA SETS ARE USED, SELLER SHALL PROVIDE OBJECTIVE EVIDENCE TO ASSURE THAT PART INSPECTION DATA IS GENERATED INDEPENDENT OF THAT USED BY MANUFACTURING. WHENEVER OPTIONAL MANUFACTURING METHODS ARE PERMITTED, SELLER CERTIFICATION MUST IDENTIFY THE METHOD USED AND THE ENGINEERING REVISION LEVEL.

CLAUSE T572: TERMS T-55 (R. 7-00), "PURCHASE ORDER TERMS AND CONDITIONS (PROPERTY CONTROL) (GOVERNMENT - FIXED - PRICE)," IS BY THIS REFERENCE MADE A PART HEREOF.

*** NOTICE ***
TERMS T-55 APPLIES TO ALL SPECIAL TOOLING OR SPECIAL TEST EQUIPMENT (ST/STE) AS DEFINED IN THE DOCUMENT WHETHER ACQUIRED BY SELLER OR PROVIDED BY BUYER, BUYER'S CUSTOMER, OR THE GOVERNMENT AND INCLUDES ST/STE TRANSFERRED FROM ANOTHER BUYER SUBCONTRACTOR TO SELLER. DISPOSITION OR RETENTION INSTRUCTIONS

ADDITIONAL PROVISIONS
1.     OFFER AND ACCEPTANCE. THIS ORDER IS BUYER’S OFFER TO SELLER AND ACCEPTANCE BY SELLER IS EXPRESSLY LIMITED TO ITS TERMS AND ANY CHANGES OR ADDITIONAL PROVISIONS OF SELLER ARE HEREBY OBJECTED TO AND ARE NOT BINDING UNLESS ACCEPTED IN WRITING BY BUYER.  SELLER’S BEGINNING PERFORMANCE, SHIPPING ANY GOODS, OR RETURNING THE SIGNED ACCEPTANCE COPY SHALL CONSTITUTE ACCEPTANCE OF THIS ORDER
2.    ROUTING INSTRUCTIONS MUST BE STRICTLY FOLLOWED IN ACCORDANCE WITH PACKING AND SHIPPING INSTRUCTIONS REFERENCED IN THE ORDER.
3.     INVOICES ARE SUBJECT TO THE PROVISIONS OF THIS ORDER.
4.     IF A PRIORITY RATING IS SET FORTH ABOVE, SELLER MUST COMPLY WITH 15 CFR PART 700.
Vought Aircraft Industries, Inc. By:_________________________ L.D. SMITH LDS COMPUTER GENERATED SIGNATURE
SELLER COPY
FORM 37-3

* The text noted by asterisks has been redacted in connection with a request to the Securities and Exchange Commission for confidential treatment of such text pursuant to Rule 24b-2.  A copy of this Agreement including the redacted information has been submitted to the Securities and Exchange Commission as part of such request.

VOUGHT
Aircraft Industries, Inc.

SELLER:

LMI AEROSPACE INC
P.O. BOX 900
ST. CHARLES MO  63302 0900
DATE 1/21/008	PURCHASE ORDER NO. 117-801538AZ

PURCHASE ORDER
SHIP TO	SHIP VIA			F.O.B.		INSPECTION		A/C
TERMS	PRIORITY RATING	THIS PURCHASE ORDER CONFIRMS	RETURN ACCEPTANCE COPY TO BUYER’S ADDRESS, ATTN: DEPT. ZONE			NOTE	SELLER NO.	BUS	PO TYP	S/C	BUYER CODE
ITEM	PART NO. DESCRIPTION		DC	QUANTITY	UM	SHIP. SCHED.	UNIT PRICE		ITEM TOTAL

RELATIVE TO BUYER PROVIDED ST/STE SHALL BE GIVEN TO SELLER UPON CONTRACT COMPLETION. FAR 52.245-2 "GOVERNMENT PROPERTY (FIXED PRICE CONTRACTS)" APPLIES TO THIS ORDER AS MODIFIED AND SET FORTH IN CONDITION 6 OF TERMS T-55.

D111.000(PER RELEASE PURCHASE ORDER)

CLAUSE S117: ADJUSTMENT OF SCHEDULES. SUBSEQUENT TO THE AWARD OF THIS PURCHASE ORDER, NOTWITHSTANDING THE REQUIRED DELIVERY SCHEDULE SET FORTH HEREIN, THE DATE BUYER ACTUALLY NEEDS THE PRODUCT TO BE DELIVERED ('`SHIP DATE") MAY CHANGE. BUYER'S AUTOMATED PURCHASE ORDER RESCHEDULE SYSTEM (APORS), ACCESSIBLE TO THE SELLER FOR INFORMATION PURPOSES ONLY ON VOUGHT'S SUPPLIER PORTAL, REFLECTS BUYER'S MOST CURRENT NEED DATE FOR SHIPMENT OF PRODUCT ("SHIP DATE").

SELLER'S DELIVERY OF PRODUCT IN ACCORDANCE WITH THE APORS REVISED SCHEDULE IS NOT A CONTRACT REQUIREMENT AND THE APORS REVISED SHIP DATES DO NOT CONSTITUTE A CONTRACT CHANGE NOTICE. SELLER IS REQUESTED TO MAKE EVERY EFFORT TO MEET THE REVISED DELIVERY SCHEDULE WHEN IT CAN DO SO AT NO INCREASE IN ITS COSTS OF PERFORMANCE. DELIVERY TO THE APORS REVISED SCHEDULE WILL NOT BE SUBJECT TO EQUITABLE ADJUSTMENT.

IF SELLER CANNOT MEET THE REVISED SHIP DATE WITHOUT INCURRING ADDITIONAL COSTS TO DO SO, SELLER SHOULD SO INFORM BUYER.

T465.001 MINIMUM/MAXIMUM ("MIN/MAX") INVENTORY.
QUANTITIES, SCHEDULES, AND NOTICE. NOTWITHSTANDING STANDARD NOTE S115, WHICH PERTAINS TO BUYER'S AUTOMATED PURCHASE ORDER RESCHEDULING SYSTEM, AND ANY OTHER SCHEDULE INFORMATION SET FORTH ELSEWHERE IN THIS ORDER/AGREEMENT, SELLER HEREBY ACKNOWLEDGES AND AGREES THAT SELLER SHALL BE RESPONSIBLE FOR DETERMINING SPECIFIC PRODUCT DELIVERY QUANTITIES AND SHIPPING SCHEDULES AS SET FORTH HEREIN BELOW DURING THE TERM OF THIS ORDER/AGREEMENT. AS A MATERIAL CONDITION OF THIS ORDER/AGREEMENT, SELLER SHALL ENSURE BUYER'S INVENTORY STOCK LEVEL OF EACH PRODUCT COVERED BY THIS ORDER/AGREEMENT IS AT ALL TIMES EQUAL TO OR GREATER THAN THE MINIMUM QUANTITY OR EQUAL TO OR LESS THAN THE MAXIMUM QUANTITY (HEREINAFTER THE "MIN/MAX RANGE") SPECIFIED IN THE ORDER/AGREEMENT AND PUBLISHED ON BUYER'S SUPPLIER WEB PORTAL INTERNET SITE. TO ACCESS THE WEB PORTAL GO TO

ADDITIONAL PROVISIONS
1.     OFFER AND ACCEPTANCE. THIS ORDER IS BUYER’S OFFER TO SELLER AND ACCEPTANCE BY SELLER IS EXPRESSLY LIMITED TO ITS TERMS AND ANY CHANGES OR ADDITIONAL PROVISIONS OF SELLER ARE HEREBY OBJECTED TO AND ARE NOT BINDING UNLESS ACCEPTED IN WRITING BY BUYER.  SELLER’S BEGINNING PERFORMANCE, SHIPPING ANY GOODS, OR RETURNING THE SIGNED ACCEPTANCE COPY SHALL CONSTITUTE ACCEPTANCE OF THIS ORDER
2.    ROUTING INSTRUCTIONS MUST BE STRICTLY FOLLOWED IN ACCORDANCE WITH PACKING AND SHIPPING INSTRUCTIONS REFERENCED IN THE ORDER.
3.     INVOICES ARE SUBJECT TO THE PROVISIONS OF THIS ORDER.
4.     IF A PRIORITY RATING IS SET FORTH ABOVE, SELLER MUST COMPLY WITH 15 CFR PART 700.
Vought Aircraft Industries, Inc. By:_________________________ L.D. SMITH LDS COMPUTER GENERATED SIGNATURE
SELLER COPY
FORM 37-3

VOUGHT
Aircraft Industries, Inc.

SELLER:

LMI AEROSPACE INC
P.O. BOX 900
ST. CHARLES MO  63302 0900
DATE 1/21/008	PURCHASE ORDER NO. 117-801538AZ

PURCHASE ORDER
SHIP TO	SHIP VIA			F.O.B.		INSPECTION		A/C
TERMS	PRIORITY RATING	THIS PURCHASE ORDER CONFIRMS	RETURN ACCEPTANCE COPY TO BUYER’S ADDRESS, ATTN: DEPT. ZONE			NOTE	SELLER NO.	BUS	PO TYP	S/C	BUYER CODE
ITEM	PART NO. DESCRIPTION		DC	QUANTITY	UM	SHIP. SCHED.	UNIT PRICE		ITEM TOTAL

HTTP://WWW.VOUGHTAIRCRAFT.COM/SUPPLIERS/ (NOTE: THE WEB ADDRESS MUST BE INPUT USING LOWER CASE CHARACTERS); THEN, CLICK ON "WEB PORTAL."

AS A MINIMUM, SELLER SHALL:
1.	CONTACT BUYER'S PROCUREMENT REPRESENTATIVE TO REQUEST ASSIGNMENT OF A WEB PORTAL PASSWORD, IF NOT PREVIOUSLY ASSIGNED.
2.	ACCESS BUYER DATA ON THE WEB PORTAL IN ORDER TO MONITOR BUYER'S PRODUCT USAGE.
3.	ANALYZE BUYER DATA TO DETERMINE SELLER'S FABRICATION AND DELIVERY REQUIREMENTS.
4.	ENSURE AN UNINTERRUPTED FLOW OF PRODUCT(S) TO BUYER'S IDENTIFIED MANUFACTURING FACILITY(IES) TO MAINTAIN BUYER'S PRODUCT INVENTORY LEVELS WITHIN THE MIN/MAX RANGE.

IN ADDITION TO THE REMEDIES ALREADY AVAILABLE TO BUYER UNDER THE TERMS AND CONDITIONS OF THIS ORDER/AGREEMENT:
1.	UNAUTHORIZED OVERSHIPMENTS MAY BE RETURNED AT SELLER'S EXPENSE. SELLER SHALL BE LIABLE FOR ALL STORAGE/HANDLING CHARGES INCURRED AS A RESULT OF OVERSHIPMENTS.

2.
IF SELLER IS UNABLE TO MAINTAIN BUYER'S INVENTORY LEVEL ABOVE THE MINIMUM LEVEL FOR ANY REASON, OTHER THAN A CHANGE DIRECTED BY BUYER, BUYER SHALL HAVE THE OPTION TO (1) CANCEL THIS ORDER/AGREEMENT, OR (2) FILL SUCH ORDER/AGREEMENT OR ANY PORTION THEREOF, FROM SOURCES OTHER THAN SELLER AND TO REDUCE SELLER'S ORDER/AGREEMENT QUANTITIES ACCORDINGLY AT NO INCREASE IN UNIT PRICE, WITHOUT ANY PENALTY TO BUYER. THIS CONDITION SHALL NOT LIMIT BUYER'S RIGHTS UNDER THE TERMINATION FOR DEFAULT CLAUSE CONTAINED HEREIN.

3.	ALL PARTIES EXPRESSLY AGREE THAT TIME IS OF THE ESSENCE IN THE PERFORMANCE OF THIS ORDER/AGREEMENT.

4.
PAYMENT DUE DATES, INCLUDING DISCOUNT PERIODS, WILL BE CALCULATED FROM THE DATE OF ACCEPTANCE OF PRODUCTS OR CORRECT INVOICE, WHICHEVER IS LATER. BUYER HAS THE RIGHT, WITHOUT LOSS OF DISCOUNT PRIVILEGES, TO PAY INVOICES COVERING PRODUCTS SHIPPED IN EXCESS OF THE MAXIMUM QUANTITY LEVEL ON THE DATE THAT THE EXCESS PRODUCT WOULD HAVE OTHERWISE BEEN AUTHORIZED FOR DELIVERY, WHEN BUYER, IN ITS SOLE DISCRETION, DECIDES NOT TO RETURN ANY PRODUCT QUANTITY EXCEEDING THE MAXIMUM QUANTITY LEVEL TO SELLER. PAYMENT SHALL NOT CONSTITUTE ACCEPTANCE OF PRODUCTS.

ADDITIONAL PROVISIONS
1.     OFFER AND ACCEPTANCE. THIS ORDER IS BUYER’S OFFER TO SELLER AND ACCEPTANCE BY SELLER IS EXPRESSLY LIMITED TO ITS TERMS AND ANY CHANGES OR ADDITIONAL PROVISIONS OF SELLER ARE HEREBY OBJECTED TO AND ARE NOT BINDING UNLESS ACCEPTED IN WRITING BY BUYER.  SELLER’S BEGINNING PERFORMANCE, SHIPPING ANY GOODS, OR RETURNING THE SIGNED ACCEPTANCE COPY SHALL CONSTITUTE ACCEPTANCE OF THIS ORDER
2.    ROUTING INSTRUCTIONS MUST BE STRICTLY FOLLOWED IN ACCORDANCE WITH PACKING AND SHIPPING INSTRUCTIONS REFERENCED IN THE ORDER.
3.     INVOICES ARE SUBJECT TO THE PROVISIONS OF THIS ORDER.
4.     IF A PRIORITY RATING IS SET FORTH ABOVE, SELLER MUST COMPLY WITH 15 CFR PART 700.
Vought Aircraft Industries, Inc. By:_________________________ L.D. SMITH LDS COMPUTER GENERATED SIGNATURE
SELLER COPY
FORM 37-3

VOUGHT
Aircraft Industries, Inc.

SELLER:

LMI AEROSPACE INC
P.O. BOX 900
ST. CHARLES MO  63302 0900
DATE 1/21/008	PURCHASE ORDER NO. 117-801538AZ

PURCHASE ORDER
SHIP TO	SHIP VIA			F.O.B.		INSPECTION		A/C
TERMS	PRIORITY RATING	THIS PURCHASE ORDER CONFIRMS	RETURN ACCEPTANCE COPY TO BUYER’S ADDRESS, ATTN: DEPT. ZONE			NOTE	SELLER NO.	BUS	PO TYP	S/C	BUYER CODE
ITEM	PART NO. DESCRIPTION		DC	QUANTITY	UM	SHIP. SCHED.	UNIT PRICE		ITEM TOTAL
INDEMNITY FOR DISRUPTION. SELLER AGREES TO INDEMNIFY AND HOLD HARMLESS BUYER FOR ALL COSTS, INCLUDING WITHOUT LIMITATION DELAY AND DISRUPTION COSTS, ATTORNEY FEES, AND EXPEDITE CHARGES, INCURRED BY BUYER AS A RESULT OF SELLER'S FAILURE TO PROVIDE PRODUCT(S) AS SET FORTH ABOVE; PROVIDED HOWEVER, SELLER SHALL NOT BE REQUIRED TO INDEMNIFY BUYER FOR SELLER'S FAILURE CAUSED BY INACCURATE OR INCOMPLETE BUYER DATA. SELLER SHALL NOTIFY BUYER WITHIN TWENTY-FOUR (24) HOURS OF DISCOVERING OR HAVING REASON TO BELIEVE THAT ANY BUYER DATA MAY BE INACCURATE OR INCOMPLETE.

TERMINATION OR OBSOLESCENCE LIABILITY. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, THE TERMINATION FOR CONVENIENCE AND CHANGES CLAUSES, BUYER SHALL INCUR NO TERMINATION OR OBSOLESCENCE LIABILITY FOR ACTIONS TAKEN BY SELLER IN ADVANCE OF THE LEAD TIMES SPECIFIED IN THE ORDER/AGREEMENT. ANY TERMINATION OR OBSOLESCENCE CLAIM FOR SELLER'S COSTS OR EXPENSES INCURRED WITHIN THE LEAD TIMES SPECIFIED IN THE ORDER/AGREEMENT SHALL BE MADE PURSUANT TO THE CHANGES CLAUSE HEREOF.

        NOT TO EXCEED
    GRAND TOTAL                         51886186.00

ADDITIONAL PROVISIONS
1.     OFFER AND ACCEPTANCE. THIS ORDER IS BUYER’S OFFER TO SELLER AND ACCEPTANCE BY SELLER IS EXPRESSLY LIMITED TO ITS TERMS AND ANY CHANGES OR ADDITIONAL PROVISIONS OF SELLER ARE HEREBY OBJECTED TO AND ARE NOT BINDING UNLESS ACCEPTED IN WRITING BY BUYER.  SELLER’S BEGINNING PERFORMANCE, SHIPPING ANY GOODS, OR RETURNING THE SIGNED ACCEPTANCE COPY SHALL CONSTITUTE ACCEPTANCE OF THIS ORDER
2.    ROUTING INSTRUCTIONS MUST BE STRICTLY FOLLOWED IN ACCORDANCE WITH PACKING AND SHIPPING INSTRUCTIONS REFERENCED IN THE ORDER.
3.     INVOICES ARE SUBJECT TO THE PROVISIONS OF THIS ORDER.
4.     IF A PRIORITY RATING IS SET FORTH ABOVE, SELLER MUST COMPLY WITH 15 CFR PART 700.
Vought Aircraft Industries, Inc. By:_________________________ L.D. SMITH LDS COMPUTER GENERATED SIGNATURE
SELLER COPY
FORM 37-3

VOUGHT
Aircraft Industries, Inc.

SELLER:

LMI AEROSPACE INC
P.O. BOX 900
ST. CHARLES MO  63302 0900
DATE 1/21/008	PURCHASE ORDER NO. 117-801538AZ

PURCHASE ORDER
SHIP TO	SHIP VIA			F.O.B.		INSPECTION		A/C
TERMS	PRIORITY RATING	THIS PURCHASE ORDER CONFIRMS	RETURN ACCEPTANCE COPY TO BUYER’S ADDRESS, ATTN: DEPT. ZONE			NOTE	SELLER NO.	BUS	PO TYP	S/C	BUYER CODE
ITEM	PART NO. DESCRIPTION		DC	QUANTITY	UM	SHIP. SCHED.	UNIT PRICE		ITEM TOTAL

A C C O U N T I N G  D A T A

(SPECON)                                                                            (ACCT)                                (WPA SALES ORDER)

001           1500 NON-MATERIAL CODED                        5           1 LT               132-1                20000        .01

           NONCONTRACT CHARGE

ADDITIONAL PROVISIONS
1.     OFFER AND ACCEPTANCE. THIS ORDER IS BUYER’S OFFER TO SELLER AND ACCEPTANCE BY SELLER IS EXPRESSLY LIMITED TO ITS TERMS AND ANY CHANGES OR ADDITIONAL PROVISIONS OF SELLER ARE HEREBY OBJECTED TO AND ARE NOT BINDING UNLESS ACCEPTED IN WRITING BY BUYER.  SELLER’S BEGINNING PERFORMANCE, SHIPPING ANY GOODS, OR RETURNING THE SIGNED ACCEPTANCE COPY SHALL CONSTITUTE ACCEPTANCE OF THIS ORDER
2.    ROUTING INSTRUCTIONS MUST BE STRICTLY FOLLOWED IN ACCORDANCE WITH PACKING AND SHIPPING INSTRUCTIONS REFERENCED IN THE ORDER.
3.     INVOICES ARE SUBJECT TO THE PROVISIONS OF THIS ORDER.
4.     IF A PRIORITY RATING IS SET FORTH ABOVE, SELLER MUST COMPLY WITH 15 CFR PART 700.
Vought Aircraft Industries, Inc. By:_________________________ L.D. SMITH LDS COMPUTER GENERATED SIGNATURE
SELLER COPY
FORM 37-3